UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2019

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On December 2, 2019, the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) elected Ms. Cynthia J. Brinkley to the Board, with a term beginning on December 3, 2019, and expiring at Ameren’s Annual Meeting of Shareholders in 2020. Also effective December 3, 2019, the Board appointed Ms. Brinkley to the Human Resources Committee and the Nuclear and Operations Committee of the Board. No arrangement or understanding exists between Ms. Brinkley and Ameren or, to Ameren’s knowledge, any other person or persons pursuant to which Ms. Brinkley was selected as a director. Ms. Brinkley will receive compensation for Board and committee service as described on Exhibit 10.4 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

From 2014 until her retirement in February 2019, Ms. Brinkley served in multiple senior leadership roles at Centene Corporation, a government-serviced managed care company, including chief administrative and markets officer from 2018 to 2019 and president and chief operating officer from 2017 to 2018. Prior to joining Centene, Ms. Brinkley served as vice president of global human resources at General Motors Company from 2011 to 2013. She also held various leadership roles at AT&T Inc., including senior vice president of talent development and chief diversity officer.

Ms. Brinkley had no business relationships with Ameren or its subsidiaries in 2018 or to the date hereof in 2019 which are required to be reported under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

ITEM 7.01	Regulation FD Disclosure.

On December 3, 2019, Ameren issued a press release announcing Ms. Brinkley’s election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

99.1	Press release, dated December 3, 2019.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

Date: December 3, 2019